EXHIBIT 10.12


                              AUGMENT SYSTEMS, INC.


                             CLASS A PROMISSORY NOTE



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE COMPANY'S SUBSCRIPTION AGREEMENT WITH THE HOLDER CONTAINS ADDITIONAL PROVISIONS RESTRICTING THE TRANSFER OF THIS NOTE. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICE.


$_________________                                           _____________, 1996



                  FOR VALUE RECEIVED, AUGMENT SYSTEMS, INC., a Delaware corporation ("the Company"), with its principal office at 2 Robbins Road, Westford, Massachusetts 01886, promises to pay to the order of ____________________________ residing at _________________________________
("Holder"),  or  registered  assigns,  on the earliest of (i) November 30, 1997,
(ii) the date of consummation by the Company for an initial public offering ("IPO") of its securities, as described in Section 4.1, or (iii) the date of consummation of a sale by the Company of substantially all of its assets or certain mergers or consolidations of the Company as described in Section 4.2 (in any such event, "Maturity Date"), the principal amount of ________________ Dollars ($____________), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts, together with interest on the unpaid balance of said principal amount from time to time outstanding at the rate of twelve (12%) percent per annum; provided, however, that if the Company has not consummated an IPO by May 30, 1997, then the interest rate shall be fourteen (14%) percent per annum, assessed retroactively to the date hereof. In the event that this Note is not paid in full on or before the Maturity Date, interest shall accrue on the outstanding principal of and, to the extent permitted by law, interest on the Note from the Maturity Date up to and including the date of payment at a rate equal to the lesser of eighteen percent (18%) per annum or the maximum interest rate allowed under applicable law. This Note shall be paid pro rata with certain additional notes of like tenor being issued simultaneously herewith. Payments of principal and interest are to be made at the address of the Holder designated above or at such other place as the Holder shall have notified the Company in writing at least five days before such payment is due.

                  This Note is issued pursuant to a subscription agreement between the Company and the Holder ("Subscription Agreement"). Reference herein to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

         1. Use of Proceeds. The Company agrees that the proceeds of this Note shall not be used to prepay any indebtedness for borrowed money or to pay for Related Party Obligations (as hereinafter defined). "Related Party Obligations" shall mean all of the Company's obligations, including indebtedness (including principal and any interest thereon) for borrowed funds and unpaid salaries, fees or other compensation, owed to any of its officers, directors, stockholders or their affiliates, for whatever purpose made and whether or not evidenced by a note, bond, debenture or other formal instrument, excluding, for the purposes hereof, any salaries or fees payable on a current basis to officers and directors in the ordinary course of the Company's business.

         2.        Events of Default.

                  (a) Upon the occurrence of any of the following events (herein called "Events of Default"):

                      (i) The Company shall fail to pay the principal of or interest on this Note on the Maturity Date;

                      (ii) (A) The Company shall commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (B) the Company shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (C) the Company shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (D) the Company shall make a general assignment for the benefit of creditors;



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                           (iii) (A) The  commencement of any proceedings or the
         taking of any other action against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or (B) the appointment of a receiver, conservator, trustee or similar officer for the Company for any of its property and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or (C) the issuance of a warrant of attachment, execution or similar process against any of the property of the Company and the continuance of such event for sixty (60) days undismissed, unbonded and undischarged;

                           (iv)   Any   breach   of   any   of   the   Company's
         representations or warranties contained in the Subscription Agreement or the Agency Agreement dated _____________ ___, 1996 between the Company and Laidlaw Equities, Inc.;

                           (v) The Company shall fail to perform any obligation of the Company contained in the Subscription Agreement or the Agency Agreement, after giving effect to any applicable notice provisions and cure periods;

                           (vi) The Company shall fail to comply with any of its obligations under this Note; provided, however, that with respect to a failure to comply with any of the provisions of Sections 3.1(a) and (c) of this Note, only if such failure is not remedied within thirty (30) days after the Company's receipt of written notice of same;

                           (vii) The Company shall default with respect to any indebtedness for borrowed money (other than under this Note) if either
         (a) the effect of such default is to accelerate the maturity of such indebtedness (giving effect to any applicable grace periods) or (b) the holder of such indebtedness declares the Company to be in default (giving effect to any applicable grace periods); or

                           (viii) Any judgment or judgments against the Company or any attachment, levy or execution against any of its properties for any amount in excess of $25,000 in the aggregate shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of 30 days or more after its entry, issue or levy, as the case may be;

then, and in any such event, the Holder at its option and without written notice to the Company, may declare the entire principal amount of this Note then outstanding together with accrued unpaid interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment, demand, protest,



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or other notice of any kind,  all of which are expressly  waived.  The Events of
Default listed herein are solely for the purpose of protecting the interests of the Holder of this Note. If the Note is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and, to the extent permitted by law, interest on this Note from the date of the Event of Default up to and including the date of payment at a rate equal to the lesser of eighteen (18%) percent per annum or the maximum interest rate permitted by applicable law.

                  (b) Non-Waiver and Other Remedies. No course of dealing or delay on the part of the Holder of this Note in exercising any right hereunder shall operate as a waiver or otherwise prejudice the right of the Holder of this Note. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                  (c) Collection Costs; Attorney's Fees. In the event this Note is turned over to an attorney for collection, the Company agrees to pay all reasonable costs of collection, including reasonable attorney's fees and expenses and all out of pocket expenses incurred in connection with such collection efforts, which amounts may, at the Holder's option, be added to the principal hereof.

         3. Obligation to Pay Principal and Interest; Covenants. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rates, and in the currency herein prescribed.

                   3.1. Affirmative Covenants. The Company covenants and agrees that, while this Note is outstanding, it shall:

                  (a) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any properties belonging to it before the same shall be in default; provided, however, that the Company shall not be required to pay any such tax, assessment, charge or levy which is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

                  (b) Preserve its corporate existence and continue to engage in business of the same general type as conducted as of the date hereof;

                  (c)  Comply  in  all  respects   with  all   statutes,   laws,
ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements ("Requirement(s)") of all governmental bodies, departments, commissions, boards, companies or associates insuring the premises, courts, authorities, officials, or officers, which are applicable to the Company; except wherein the failure to comply would not have a material adverse effect on the Company; provided that nothing



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contained  herein shall prevent the Company from  contesting the validity or the application of any Requirements.

                  3.2. Negative Covenants. The Company covenants and agrees that while this Note is outstanding it will not directly or indirectly:

                  (a) Guaranty or otherwise in any way become or be responsible for indebtedness for borrowed money or for obligations of any of its officers, directors or principal stockholders or any of their affiliates, contingently or otherwise, other than such guaranties existing as of the date hereof;

                  (b) Declare or pay cash dividends;

                  (c) Sell, transfer or dispose of, any of its assets other than in the ordinary course of its business and for fair value;

                  (d) Purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding; or

                  (e) Prepay any indebtedness for borrowed funds or pay Related Party Obligations.

         4.        Repayment.

                  4.1. Initial Public Offering. This Note shall be paid in full, without premium but with all interest accrued thereon, in the event, and on the date, that the Company successfully consummates an initial public offering of securities of the Company ("IPO"). The words "successful consummation," for this purpose, shall mean the date on which the Company receives the first net proceeds of the offering.

                  4.2. Consolidation or Merger; Sale of Assets. This Note shall be paid in full, without premium but with all interest accrued thereon, in the event (a) the Company consolidates or merges with another corporation, unless
(i) the Company shall be the surviving corporation in such consolidation or merger or (ii) the other corporation controls, is under common control with or is controlled by the Company immediately prior to the consolidation or merger whether or not the Company shall be the surviving corporation in such consolidation or merger, in which event this Note shall remain outstanding as an obligation of the consolidated or surviving corporation, or (b) the Company consummates a sale of all or substantially all of its assets, or (c) there occurs a sale of all or substantially all of the Company's outstanding Common Stock.



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         5.  Required  Consent.  The  Company may not modify any of the terms of this Note without the prior written consent of the Holder.

         6. Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.

         7. Miscellaneous.

                  7.1. Benefit. This Note shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

                  7.2. Notices and Addresses. All notices, offers, acceptances and any other acts under this Note (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressee in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

   To Holder:                         To Holder's address on page 1 of this Note


   To The Company:                    Augment Systems, Inc.
                                      2 Robbins Road
                                      Westford, Massachusetts 01886
                                      Attn: Lorrin G. Gale, President and Chief
                                            Executive Officer
                                            Fax:  508-392-8636

   In either case with copies to:     Warner & Stackpole LLP
                                      75 State Street
                                      Boston, Massachusetts 02109
                                      Attn:  Michael A. Hickey, Esq.
                                      Fax:   617-951-9151

                                      Graubard Mollen & Miller
                                      600 Third Avenue, 31st Floor
                                      New York, NY  10016
                                      Attn:  Peter M. Ziemba, Esq.
                                      Fax:   212-818-8881



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or to such other  address as any of them,  by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, delivery or, if mailed, ______ (__) business days after mailing.

                  (a) Governing Law. The Company (i) agrees that this Note and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, its obligations provided herein or performance shall be governed and interpreted according to the law of the State of New York and (ii) agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

                  (b) Jurisdiction and Venue. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

                  (c) Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Note.

                  (d) Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of this Note.

                  IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.


                                     AUGMENT SYSTEMS, INC.


                                     By:
                                        ----------------------------------------
                                          Duane A. Mayo, Chief Financial Officer



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